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                                                                    EXHIBIT 99.4



SPECIMEN COPY OF SHARE CERTIFICATE
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       Number                                   Shares


                                     LOGO

Cusip No.

THIS IS TO CERTIFY THAT:                           ACCOUNT NO:
                                                   SOC. SEC:

is the owner of                                          fully paid and
non-assessable shares of the par value of one mill ($.001) each of South Dakota Tax-Free fund, Inc., transferable on the books of the corporation by the holder hereof. In person or by attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the Articles of Incorporation and Bylaws of the corporation as from time to time amended. This certificate is not valid until countersigned by the Transfer Agent.

  In Witness Whereof, the corporation has caused the facsimile signatures of its proper officers to be affixed this day of.

                                         Countersigned

By                                       ND Resources, Inc.
               President                      Transfer Agent

By                                       By
               Secretary                      Authorized Signature
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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN IN COM - as tenants In common
     TEN BY ENT - as tenants by the entireties
     JTWROS - as joint tenants with right of
                             survivorship and not as  tenants  In  common
UNIF GIFTS TO M/A - Uniform Gifts to Minors Act

Additional abbreviations not shown in the above list may be used.
FOR VALUE RECEIVED I/We hereby sell, assign, and transfer unto



                                                 Please Insert Social Security
                                                  or Other Identifying Number of
                                                  Assignee



                                                 Please Insert Social Security
                                                  or Other Identifying Number of
                                                  Assignee


shares represented by the within certificate and hereby Irrevocably constitute and appoint:

attorney to transfer said shares upon the books of said Fund with full power of substitution In the premises.

Dated

NOTE: The Signature(s) on this assignment must correspond exactly with the name(s) as Indicated on the face of the certificate.


                              (Signature of Seller)
Signature(s) Guaranteed

                              (Signature of Co-owner)


Note: Signature(s) must be guaranteed by a Commercial
Bank, Trust Company, Savings and Loan Association, or member firm of a National Securities Exchange.